UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2020

ARCONIC ROLLED PRODUCTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-39162	84-2745636
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street
Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(412) 553-1940

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ARNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On February 12, 2020, Arconic Inc. (“Arconic Inc.”) announced that, in connection with the previously announced separation (the “Separation”) of Arconic Inc. into two independent, publicly-traded companies – Arconic Inc., which will be renamed Howmet Aerospace Inc. in connection with the Separation, and a new company, Arconic Rolled Products Corporation, which will be renamed Arconic Corporation in connection with the Separation (the “Company”) – each of Arconic Inc. and the Company will host an investor day on February 25, 2020.

The Company’s investor day will begin at 1:00 p.m. Eastern Time on February 25, 2020.

A copy of the materials to be presented at the Company’s investor day is attached hereto as Exhibit 99.1, and is incorporated herein by reference. In addition, the presentation materials will be available shortly before the commencement of the investor day on www.arconic.com.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. In addition, the furnishing of this Item 7.01 of Form 8-K and Exhibit 99.1 will not be deemed an admission that such information includes material information that is not otherwise publicly available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an exhibit to this report:

Exhibit
No.	Description
99.1	Arconic Corporation Investor Day Presentation, dated February 25, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC ROLLED PRODUCTS CORPORATION

By:	/s/ Timothy D. Myers
Name:	Timothy D. Myers
Title:	President

Date: February 25, 2020